Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2003


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Consolidated Edison Co.


Date Purchased:			12/12/02


Price Per Share:		$99.82


Shares Purchased
by the Portfolio *:		750


Total Principal Purchased
by the Portfolio *:		$74,865


% of Offering Purchased
by the Portfolio:		0.15000%


Broker:				Salomon Smith Barney


Member:				CS First Boston


Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2003


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Countrywide Financial Corp.


Date Purchased:			12/12/02


Price Per Share:		$99.56


Shares Purchased
by the Portfolio *:		790


Total Principal Purchased
by the Portfolio *:		$78,652


% of Offering Purchased
by the Portfolio:		0.10533%


Broker:				Lehman Brothers


Member:				CS First Boston


Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2003


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Sanmina-Sci Corp Bond 144A


Date Purchased:			12/18/02


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		135


Total Principal Purchased
by the Portfolio *:		$13,500


% of Offering Purchased
by the Portfolio:		0.01800%


Broker:				Goldman Sachs


Member:				CS First Boston



Credit Suisse Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2003


Portfolio:			Credit Suisse Fixed Income Fund


Security:			Poland/1 Republic of MS


Date Purchased:			10/22/03


Price Per Share:		$99.87


Shares Purchased
by the Portfolio *:		990


Total Principal Purchased
by the Portfolio *:		$98,871


% of Offering Purchased
by the Portfolio:		0.09900%


Broker:				Morgan Stanley


Member:				CS First Boston